DATE:

June 30, 2006

TO:

Supplemental Interest Trust,

First Franklin Mortgage Loan Trust

Mortgage Pass-Through Certificates, Series 2006-FF10

c/o U.S. Bank National Association

1 Federal Street, 3rd Floor

Boston, Massachusetts 02110

Attention: Structured Finance - FFMLT 2006-FF10

("Party B")

FROM:

ABN AMRO BANK N.V.

199 Bishopsgate,

London EC2M 3XW,

United Kingdom

Attention: Fixed Income Derivatives Documentation

Telex: 887366 Answerback: ABNALN G

Fax: 44 20 7857 9428

Telephone: 44 20 7678 3311

Electronic Messaging System Details: Swift ABNA GB 2L

("Party A")

RE:

Interest Rate Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of June 30, 2006, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

OUR REF.:  2904363

1. The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	June 20, 2006

Effective Date:	July 25, 2006

Termination Date:	June 25, 2011, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on August 25, 2006 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days:

Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office is located or (2) the States of New York, Massachusetts, Minnesota or Colorado are closed.

2. Procedural Terms:

Calculation Agent:	Party A

Offices:	The Office of Party A for this Swap Transaction is London.

Account Details:

Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/CNo./661001036741 Ref. DCM

Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Acct: [ ] Ref: FFMLT 2006-FF10 // Interest Rate Swap Account

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number

:0044 207 8579428/9430

Telephone Number :0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,

FIRST FRANKLIN MORTGAGE LOAN TRUST

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-FF10

By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee

By:

Name:

Title:

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:

Fax Number

:0044 207 8579428/9430

Telephone Number :0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By:

Authorized Signatory

By:

Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,

FIRST FRANKLIN MORTGAGE LOAN TRUST

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-FF10

By: U.S. Bank National Association, not in its individual capacity, but solely as Trustee

SCHEDULE A to the Confirmation dated as of June 30, 2006, Re: Reference Number 2904363

Amortization Schedule, *subject to adjustment in accordance with the Following Business Day Convention

Calculation Period in respect of the Payment Date scheduled to occur on*:	Notional Amount (USD)	Fixed Rate
8/25/2006	945,043,000.00	5.4400%
9/25/2006	916,757,000.00	5.5200%
10/25/2006	889,307,000.00	5.5300%
11/27/2006	862,668,000.00	5.5400%
12/26/2006	836,816,000.00	5.5600%
1/25/2007	811,728,000.00	5.5700%
2/26/2007	787,382,000.00	5.5400%
3/26/2007	763,410,000.00	5.5300%
4/25/2007	740,089,000.00	5.5200%
5/25/2007	717,358,000.00	5.5100%
6/25/2007	695,414,000.00	5.4900%
7/25/2007	669,140,000.00	5.4800%
8/27/2007	643,063,000.00	5.4800%
9/25/2007	617,183,000.00	5.4700%
10/25/2007	591,599,000.00	5.4700%
11/26/2007	566,211,000.00	5.4700%
12/26/2007	541,315,000.00	5.4700%
1/25/2008	516,714,000.00	5.4800%
2/25/2008	492,605,000.00	5.4600%
3/25/2008	468,890,000.00	5.4600%
4/25/2008	445,667,000.00	5.4700%
5/27/2008	423,034,000.00 400,992,000.00	5.4700%
6/25/2008		5.4700%
7/25/2008	324,828,000.00	5.4700%
8/25/2008	283,893,000.00	5.4800%
9/25/2008	248,172,000.00	5.4900%
10/27/2008	221,013,000.00	5.4900%
11/25/2008	199,758,000.00	5.5000%
12/26/2008	182,931,000.00	5.5100%
1/26/2009	169,450,000.00	5.5100%
2/25/2009	158,429,000.00	5.5200%
3/25/2009	149,474,000.00	5.5300%
4/27/2009	142,094,000.00	5.5300%
5/26/2009	135,107,000.00	5.5400%
6/25/2009	128,514,000.00	5.5500%
7/27/2009	122,216,000.00	5.5500%
8/25/2009	116,214,000.00	5.5600%

Calculation Period in respect of the Payment Date scheduled to occur on*:	Notional Amount (USD)	Fixed Rate
9/25/2009	110,507,000.00	5.5700%
10/26/2009	105,094,000.00	5.5700%
11/25/2009	99,879,000.00	5.5800%
12/28/2009	95,057,000.00	5.5900%
1/25/2010	90,334,000.00	5.6000%
2/25/2010	85,906,000.00	5.6000%
3/25/2010	81,674,000.00	5.6100%
4/26/2010	77,640,000.00	5.6200%
5/25/2010	73,901,000.00	5.6300%
6/25/2010	70,260,000.00	5.6400%
7/26/2010	66,816,000.00	5.6600%
8/25/2010	63,470,000.00	5.6700%
9/27/2010	60,419,000.00	5.6800%
10/25/2010	57,467,000.00	5.6900%
11/26/2010	54,614,000.00	5.6900%
12/27/2010	51,957,000.00	5.7000%
1/25/2011	49,398,000.00	5.7000%
2/25/2011	46,938,000.00	5.7100%
3/25/2011	44,675,000.00	5.7100%
4/25/2011	42,412,000.00	5.7100%
5/25/2011	40,345,000.00	5.7100%
6/27/2011	38,377,000.00	5.7200%